UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): December 18, 2012 (December 13, 2012)

CHINA GREEN ENERGY INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-53547	26-1548693
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification
incorporation or organization)		No.)

Jiangsu Wujin Lijia Industrial Park
Lijia Town, Wujin District,
Changzhou City
Jiangsu Province 213176
People’s Republic of China
(Address of principal executive offices)

+ (86) 519-86230102
(Registrant's telephone number, including area code)

__________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. CHANGE IN REGISTRANT’S CERTIFYING ACCOUNTANT

Effective December 1, 2012, the Glendale, California office of PKF, Certified Public Accountants, A Professional Corporation (“PKF”), our independent registered public accounting firm, moved their practice to another independent registered accounting firm, Hutchinson and Bloodgood, LLP, also located in Glendale, California. As with PKF, Hutchinson and Bloodgood LLP is a member firm of the PKF International Limited network of legally independent firms. As a result of the move, on December 13, 2012, the Board of Directors of China Green Energy Industries, Inc. (the “Company”) approved the dismissal of PKF and the engagement of Hutchinson and Bloodgood LLP as the Company’s independent registered public accounting firm.

In connection with the audits of the Company’s financial statements for the fiscal years ended December 31, 2011 and 2010 and the subsequent interim periods through December 18, 2012, (i) PKF’s reports on the financial statements for such periods did not contain any adverse opinion or disclaimer or opinion, nor were such reports qualified or modified as to audit scope, or accounting principles, however, for both fiscal years, such reports were modified for an uncertainity related to the Company’s ability to continue as a going concern (ii) there were no disagreements with PKF on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to PKF’s satisfaction, would have caused PKF to make reference in connection with its opinion to the subject matter of the disagreement, and (iii) there were no “reportable events,” as that term is described in Item 304(a)(1)(v) of Regulation S-K.

Attached as Exhibit 16.1 is a copy of PKF’s letter addressed to the SEC relating to the statements made by the Company in this Current Report on Form 8-K.

During the Company’s two most recent fiscal years and in the subsequent interim period prior to December 18, 2012, the Company did not consult with Hutchinson and Bloodgood LLP regarding (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements and no written or oral advice was provided by Hutchinson and Bloodgood LLP that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue or (ii) any matter that was either the subject of a disagreement or event, as set forth in Item 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K.

ITEM FINANCIAL STATEMENTS AND EXHIBITS 9.01.

(d) Exhibits

Exhibit No.	Description
16	Letter from PKF regarding change in certifying accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 18, 2012
CHINA GREEN ENERGY INDUSTRIES, INC.

By: /s/ Jianliang Shi
Jianliang Shi
Chief Executive Officer